   ALT DEAL     FIELD2       CURR BAL       CURR RATE  ORIG TERM   AMRT TERM    AGE   BLN TERM      LPMI          NET RATE     COUNT
   --------     ------       --------       ---------  ---------   ---------    ---   --------      ----          --------     -----
A30NCM00320LN               337,155.00          7.75      360         360        0        0        0.9278          6.5722        1
A30NCM00320LN               437,000.00           7.5      360         361        0        0        0.6439          6.6061        1
A30NCM00320LN               437,000.00         7.625      360         361        0        0        0.6025          6.7725        1
A30NCM00320LN               413,250.00          7.75      360         361        0        0        0.6674          6.8326        1
A30NCM00320LN               332,602.00          7.75      360         361        0        0        0.6618          6.8382        1
A30NCM00320LN               387,000.00             8      360         360        0        0         0.899           6.851        1
A30NCM00320LN               332,500.00          7.75      360         359        1        0          0.61            6.89        1
A30NCM00320LN               332,500.00         8.125      360         361        0        0        0.9287          6.9463        1
A30NCM00320LN               341,525.00         7.875      360         359        1        0         0.621           7.004        1
A30NCM00320LN               455,000.00             8      360         360        0        0         0.675           7.075        1
A30NCM00320LN               437,000.00         8.125      360         354        6        0         0.783           7.092        1
A30NCM00320LN               419,400.00          7.75      360         360        0        0         0.406           7.094        1
A30NCM00320LN               403,750.00         8.125      360         360        0        0         0.763           7.112        1
A30NCM00320LN               362,100.00             8      360         360        0        0          0.63            7.12        1
A30NCM00320LN               346,500.00             8      360         361        0        0        0.6242          7.1258        1
A30NCM00320LN               465,500.00         8.125      360         360        0        0        0.7473          7.1277        1
A30NCM00320LN               450,000.00             8      360         359        1        0          0.61            7.14        1
A30NCM00320LN               399,000.00             8      360         360        0        0        0.6007          7.1493        1
A30NCM00320LN               405,900.00             8      360         360        0        0         0.597           7.153        1
A30NCM00320LN               650,000.00             8      360         360        0        0         0.592           7.158        1
A30NCM00320LN               324,750.00         8.375      360         359        1        0         0.929           7.196        1
A30NCM00320LN               351,500.00         8.125      360         359        1        0         0.653           7.222        1
A30NCM00320LN               386,650.00         8.125      360         359        1        0         0.645            7.23        1
A30NCM00320LN               650,000.00          8.25      360         360        0        0         0.757           7.243        1
A30NCM00320LN               417,500.00          8.25      360         359        1        0         0.756           7.244        1
A30NCM00320LN               472,500.00         8.125      360         360        0        0         0.624           7.251        1
A30NCM00320LN               394,250.00          8.25      360         360        0        0         0.741           7.259        1
A30NCM00320LN               850,500.00         8.125      360         359        1        0          0.61           7.265        2
A30NCM00320LN               332,405.00             8      360         359        1        0         0.479           7.271        1
A30NCM00320LN               339,150.00         8.125      360         360        0        0         0.577           7.298        1
A30NCM00320LN               388,000.00         7.875      360         360        0        0          0.29           7.335        1
A30NCM00320LN               562,500.00             8      360         360        0        0        0.4117          7.3383        1
A30NCM00320LN               429,500.00          8.25      360         361        0        0        0.6185          7.3815        1
A30NCM00320LN               369,000.00          8.25      360         359        1        0          0.61            7.39        1
A30NCM00320LN               489,600.00           8.5      360         360        0        0         0.845           7.405        1
A30NCM00320LN               340,000.00          8.25      360         360        0        0         0.594           7.406        1
A30NCM00320LN               634,500.00          8.25      360         359        1        0         0.544           7.456        1
A30NCM00320LN               515,700.00         8.375      360         360        0        0         0.656           7.469        1
A30NCM00320LN               450,827.00           8.5      360         360        0        0          0.76            7.49        1
A30NCM00320LN               339,600.00           8.5      360         360        0        0         0.747           7.503        1
A30NCM00320LN             1,260,545.00         8.375      360         359        1        0          0.61           7.515        3
A30NCM00320LN               363,000.00         8.375      360         359        1        0         0.589           7.536        1
A30NCM00320LN               372,600.00         8.125      360         361        0        0        0.3187          7.5563        1
A30NCM00320LN               498,750.00         8.625      360         360        0        0         0.786           7.589        1
A30NCM00320LN               456,000.00          8.75      360         359        1        0         0.901           7.599        1
A30NCM00320LN               574,000.00         8.625      360         359        1        0         0.613           7.762        1
A30NCM00320N              1,840,000.00          6.25      360         358        2        0             0               6        2
A30NCM00320N                987,000.00         6.375      360         359        1        0             0           6.125        2
A30NCM00320N              1,562,500.00           6.5      360         360        0        0             0            6.25        3
A30NCM00320N                840,400.00         6.625      360         360        0        0             0           6.375        2
A30NCM00320N                819,150.00          6.75      360         361        0        0             0             6.5        2
A30NCM00320N                782,000.00         6.875      360         360        0        0             0           6.625        2
A30NCM00320N                882,500.00             7      360         360        0        0             0            6.75        2
A30NCM00320N                473,100.00         7.125      360         359        1        0             0           6.875        1
A30NCM00320N              2,242,800.00          7.25      360         359        1        0             0               7        5
A30NCM00320N              4,042,500.00         7.375      360         360        0        0             0           7.125        6
A30NCM00320N              2,230,000.00           7.5      360         360        0        0             0            7.25        5
A30NCM00320N                396,000.00         7.625      360         359        1        0             0           7.375        1
A30NCM00320N              1,279,000.00         7.875      360         359        1        0             0           7.625        3
A30NCM00320N              1,066,000.00         8.125      360         360        0        0             0           7.875        2
A30NCM00320N                408,000.00         8.375      360         359        1        0             0           8.125        1

                        Collateral Stratification Report
                                 NCM NoDoc 3-20
                           A30NCM00320 Non-Conforming
================================================================================

POOL SUMMARY                          COUNT              UPB              %
--------------------------------------------------------------------------------
Non-Conforming                           88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-03-01
AVG UPB: $460,897.26
GROSS WAC: 7.6582%
NET WAC: 7.075%
% SF/PUD: 92.93%
% FULL/ALT: 0.00%
% CASHOUT: 14.62%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 81.71%
% FICO > 679: 81.70%
% NO FICO: 0.00%
WA FICO: 711
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 25.47%
--------------------------------------------------------------------------------


PRODUCT TYPE                          COUNT              UPB              %
--------------------------------------------------------------------------------
Fixed                                    88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


ORIGINAL BALANCE                      COUNT              UPB              %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                17        $ 5,730,187.00       14.13%
$350,000.01 - $400,000.00                18          6,798,295.00       16.76
$400,000.01 - $450,000.00                20          8,508,900.00       20.98
$450,000.01 - $500,000.00                18          8,674,877.00       21.39
$500,000.01 - $550,000.00                 4          2,138,200.00        5.27
$550,000.01 - $600,000.00                 3          1,736,500.00        4.28
$600,000.01 - $650,000.00                 5          3,222,000.00        7.94
$700,000.01 - $750,000.00                 1            750,000.00        1.85
$1,000,000.01 >=                          2          3,000,000.00        7.40
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: $  324,750.00
Maximum: $1,500,000.00
Average: $  460,897.26
--------------------------------------------------------------------------------


UNPAID BALANCE                        COUNT              UPB              %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                17        $ 5,730,187.00       14.13%
$350,000.01 - $400,000.00                18          6,798,295.00       16.76
$400,000.01 - $450,000.00                20          8,508,900.00       20.98
$450,000.01 - $500,000.00                18          8,674,877.00       21.39
$500,000.01 - $550,000.00                 4          2,138,200.00        5.27
$550,000.01 - $600,000.00                 3          1,736,500.00        4.28
$600,000.01 - $650,000.00                 5          3,222,000.00        7.94
$700,000.01 - $750,000.00                 1            750,000.00        1.85
$1,000,000.01 >=                          2          3,000,000.00        7.40
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: $  324,750.00
Maximum: $1,500,000.00
Average: $  460,897.26
--------------------------------------------------------------------------------


GROSS RATE                            COUNT              UPB              %
--------------------------------------------------------------------------------
6.126% - 6.250%                           2        $ 1,840,000.00        4.54%
6.251% - 6.375%                           2            987,000.00        2.43
6.376% - 6.500%                           3          1,562,500.00        3.85
6.501% - 6.625%                           2            840,400.00        2.07
6.626% - 6.750%                           2            819,150.00        2.02
6.751% - 6.875%                           2            782,000.00        1.93
6.876% - 7.000%                           2            882,500.00        2.18
7.001% - 7.125%                           1            473,100.00        1.17
7.126% - 7.250%                           5          2,242,800.00        5.53
7.251% - 7.375%                           6          4,042,500.00        9.97
7.376% - 7.500%                           6          2,667,000.00        6.58
7.501% - 7.625%                           2            833,000.00        2.05
7.626% - 7.750%                           5          1,834,907.00        4.52
7.751% - 7.875%                           5          2,008,525.00        4.95
7.876% - 8.000%                          10          4,350,405.00       10.73
8.001% - 8.125%                          13          5,477,650.00       13.51
8.126% - 8.250%                           7          3,234,750.00        7.98
8.251% - 8.375%                           7          2,871,995.00        7.08
8.376% - 8.500%                           3          1,280,027.00        3.16
8.501% - 8.625%                           2          1,072,750.00        2.64
8.626% - 8.750%                           1            456,000.00        1.12
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 8.750%
Weighted Average: 7.658%
--------------------------------------------------------------------------------


NET RATE                              COUNT              UPB              %
--------------------------------------------------------------------------------
5.876% - 6.000%                           2        $ 1,840,000.00        4.54%
6.001% - 6.125%                           2            987,000.00        2.43
6.126% - 6.250%                           3          1,562,500.00        3.85
6.251% - 6.375%                           2            840,400.00        2.07
6.376% - 6.500%                           2            819,150.00        2.02
6.501% - 6.625%                           4          1,556,155.00        3.84
6.626% - 6.750%                           2            882,500.00        2.18
6.751% - 6.875%                           5          2,042,952.00        5.04
6.876% - 7.000%                           7          2,907,800.00        7.17
7.001% - 7.125%                          12          6,461,275.00       15.93
7.126% - 7.250%                          16          7,077,300.00       17.45
7.251% - 7.375%                           9          3,735,305.00        9.21
7.376% - 7.500%                           7          3,229,127.00        7.96
7.501% - 7.625%                          11          4,569,495.00       11.27
7.751% - 7.875%                           3          1,640,000.00        4.04
8.001% - 8.125%                           1            408,000.00        1.01
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 8.125%
Weighted Average: 7.075%
--------------------------------------------------------------------------------


ORIGINAL TERM TO MATURITY             COUNT              UPB              %
--------------------------------------------------------------------------------
360 - 360                                88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum:  360
Maximum:  360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAR 19, 2003 15:36                   Page 1 of 4

                        Collateral Stratification Report
                                 NCM NoDoc 3-20
                          A30NCM00320    Non-Conforming
================================================================================

REMAINING TERM TO STATED MATURITY     COUNT        UPB                    %
--------------------------------------------------------------------------------
301 - 359                                38        $17,417,775.00       42.94%
360 - 360                                50         23,141,184.00       57.06
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 354
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


SEASONING                             COUNT        UPB                    %
--------------------------------------------------------------------------------
<= 0                                     50        $23,141,184.00       57.06%
1 - 1                                    34         14,571,325.00       35.93
2 - 2                                     1            361,950.00        0.89
3 - 3                                     1          1,500,000.00        3.70
4 - 4                                     1            547,500.00        1.35
6 - 6                                     1            437,000.00        1.08
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 6
Weighted Average: 1
--------------------------------------------------------------------------------


FICO SCORES                           COUNT        UPB                    %
--------------------------------------------------------------------------------
620 - 629                                 1        $   367,500.00        0.91%
650 - 659                                 1            367,500.00        0.91
660 - 669                                 1          2,807,800.00        6.92
670 - 679                                 9          3,881,000.00        9.57
680 - 689                                17          8,723,695.00       21.51
690 - 699                                 9          3,880,077.00        9.57
700 - 709                                 8          3,364,655.00        8.30
710 - 719                                 3          1,339,025.00        3.30
720 - 729                                 6          2,660,602.00        6.56
730 - 739                                 9          4,095,550.00       10.10
740 - 749                                 9            500,000.00        1.23
750 - 759                                 8          3,462,555.00        8.54
760 - 769                                 1            399,000.00        0.98
770 - 779                                 4          2,732,000.00        6.74
780 - 789                                 2            900,400.00        2.22
790 - 799                                 2            705,000.00        1.74
820 - 829                                 1            372,600.00        0.92
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 627
Maximum: 821
Weighted Average: 711
--------------------------------------------------------------------------------


LOAN TO VALUE RATIO                   COUNT              UPB              %
--------------------------------------------------------------------------------
40.01% - 45.00%                           1        $   442,000.00        1.09%
50.01% - 55.00%                           1          1,500,000.00        3.70
55.01% - 60.00%                           3          2,250,400.00        5.55
60.01% - 65.00%                           1            550,000.00        1.36
65.01% - 70.00%                          12          5,267,000.00       12.99
70.01% - 75.00%                           6          2,973,500.00        7.33
75.01% - 80.00%                          12          5,373,550.00       13.25
80.01% - 85.00%                           2            936,900.00        2.31
85.01% - 90.00%                          21         10,000,800.00       24.66
90.01% - 95.00%                          29         11,264,809.00       27.77
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 42.92%
Maximum: 95.00%
Weighted Average: 81.71%
--------------------------------------------------------------------------------


COMBINED LOAN TO VALUE RATIO          COUNT              UPB              %
--------------------------------------------------------------------------------
40.01% - 45.00%                           1        $   442,000.00        1.09%
50.01% - 55.00%                           1          1,500,000.00        3.70
55.01% - 60.00%                           3          2,250,400.00        5.55
60.01% - 65.00%                           1            550,000.00        1.36
65.01% - 70.00%                          12          5,267,000.00       12.99
70.01% - 75.00%                           5          2,473,500.00        6.10
75.01% - 80.00%                          13          5,873,550.00       14.48
80.01% - 85.00%                           2            936,900.00        2.31
85.01% - 90.00%                          21         10,000,800.00       24.66
90.01% - 95.00%                          29         11,264,809.00       27.77
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 42.920%
Maximum: 95.000%
Weighted Average: 81.787%
--------------------------------------------------------------------------------


DTI                                   COUNT              UPB              %
--------------------------------------------------------------------------------
<= 0.000%                                88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAR 19, 2003 15:36                    Page 2 of 4

                        Collateral Stratification Report
                                 NCM NoDoc 3-20
                           A30NCM00320 Non-Conforming
================================================================================

GEOGRAPHIC CONCENTRATION              COUNT              UPB              %
--------------------------------------------------------------------------------
California                               24        $10,331,000.00       25.47%
Massachusetts                             9          3,810,350.00        9.39
Colorado                                  4          2,860,600.00        7.05
Florida                                   5          2,446,195.00        6.03
Maryland                                  6          2,341,075.00        5.77
Virginia                                  6          2,153,755.00        5.31
Connecticut                               4          1,648,327.00        4.06
Georgia                                   3          1,588,250.00        3.92
Indiana                                   1          1,500,000.00        3.70
New Jersey                                3          1,492,000.00        3.68
District of Columbia                      3          1,445,000.00        3.56
Louisiana                                 2          1,200,000.00        2.96
Michigan                                  3          1,103,000.00        2.72
Minnesota                                 2          1,099,000.00        2.71
Arizona                                   2            835,900.00        2.06
Ohio                                      1            750,000.00        1.85
Texas                                     2            711,750.00        1.75
New York                                  1            600,000.00        1.48
Tennessee                                 1            437,000.00        1.08
Oregon                                    1            413,250.00        1.02
Washington                                1            403,750.00        1.00
Pennsylvania                              1            369,000.00        0.91
Illinois                                  1            350,000.00        0.86
New Hampshire                             1            337,155.00        0.83
Nevada                                    1            332,602.00        0.82
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


NORTH-SOUTH CA                        COUNT              UPB              %
--------------------------------------------------------------------------------
North CA                                 18         $7,841,900.00       19.33%
South CA                                  6          2,489,100.00        6.14
States Not CA                            64         30,227,959.00       74.53
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


ZIP CODE CONCENTRATION                COUNT              UPB              %
--------------------------------------------------------------------------------
46032                                     1        $ 1,500,000.00        3.70%
80906                                     1          1,500,000.00        3.70
20001                                     1          1,445,000.00        3.56
94513                                     2            757,500.00        1.87
44124                                     1            750,000.00        1.85
Other                                    80         34,606,459.00       85.32
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


LOAN PURPOSE                          COUNT              UPB              %
--------------------------------------------------------------------------------
Purchase                                 66        $29,086,059.00       71.71%
Cash Out Refi                            12          5,929,000.00       14.62
No Cash Refi                             10          5,543,900.00       13.67
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


DOCUMENT TYPE                         COUNT              UPB              %
--------------------------------------------------------------------------------
No Doc                                   72        $30,740,909.00       75.79%
No Income, No Asset                      16          9,818,050.00       24.21
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


PROPERTY TYPE                         COUNT              UPB              %
--------------------------------------------------------------------------------
1-Family                                 66        $29,996,589.00       73.96%
PUD                                      16          7,693,270.00       18.97
Low-rise Condo                            3          1,405,100.00        3.46
2-Family                                  2          1,056,000.00        2.60
High-rise Condo                           1            408,000.00        1.01
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


OCCUPANCY                             COUNT              UPB              %
--------------------------------------------------------------------------------
Primary                                  87        $40,150,959.00       98.99%
Secondary                                 1            408,000.00        1.01
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


PREPAYMENT PENALTY                    COUNT              UPB              %
--------------------------------------------------------------------------------
N                                        88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


BALLOON FLAG                          COUNT              UPB              %
--------------------------------------------------------------------------------
No                                       88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


MORTGAGE INS.                         COUNT              UPB              %
--------------------------------------------------------------------------------
Curr LTV < 80%                           36        $18,356,450.00       45.26%
Lender Paid                              48         20,320,009.00       50.10
PMI EXISTS (Unknown Co)                   4          1,882,500.00        4.64
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


PAY TYPE                              COUNT              UPB              %
--------------------------------------------------------------------------------
                                         88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


LIEN TYPE                             COUNT              UPB              %
--------------------------------------------------------------------------------
First Lien                               88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


PLEDGE LOAN                           COUNT              UPB              %
--------------------------------------------------------------------------------
                                         88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


RELOCATION                            COUNT              UPB              %
--------------------------------------------------------------------------------
                                         88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAR 19, 2003 15:36                    Page 3 of 4

                        Collateral Stratification Report
                                 NCM NoDoc 3-20
                           A30NCM00320 Non-Conforming
================================================================================

SECTION-32                            COUNT              UPB              %
--------------------------------------------------------------------------------
                                         88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------

FOREIGN BORROWER                      COUNT              UPB              %
--------------------------------------------------------------------------------
N                                        86        $39,884,934.00       98.34%
Y                                         2            674,025.00        1.66
--------------------------------------------------------------------------------
Total:                                   88        $40,558,959.00      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               Mar 19, 2003 15:36                    Page 4 of 4